Free Writing Prospectus
                                                    Filed Pursuant to Rule 433
                                      Registration Statement No. 333-127620-25

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

             Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------

                   GSAA HOME EQUITY TRUST 2006-4 TERM SHEET
                   ----------------------------------------


                   IMPORTANT NOTICE REGARDING THE CONDITIONS
                 FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

               STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

    IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE E-MAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------

                                 $875,023,000
                                 (Approximate)
                         GSAA Home Equity Trust 2006-4
                    GS Mortgage Securities Corp., Depositor
                           Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              Expected                              Principal                S&P/
                 Approximate                     Primary       Credit                  Estimated     Payment                Moody's
                 Certificate    Certificate     Collateral   Enhancement     Initial   Avg. Life     Window      Pricing   Expected
 Certificates    Balance(1)        Type           Group     Percentage(2)   Coupon(3)  (yrs)(4)      CPB((4))     Speed     Ratings
------------------------------------------------------------------------------------------------------------------------------------
    1A1          $244,887,000       Sr           Group I        16.03%       6.014%      2.86      03/06-01/13    25 CPB    AAA/Aaa
    1A2           $27,210,000       Sr           Group I        6.70%        6.014%      2.86      03/06-01/13    25 CPB    AAA/Aaa
    2A1           $55,750,000       Sr           Group II       6.70%        6.116%      2.86      03/06-01/13    25 CPB    AAA/Aaa
    3A1          $394,129,000       Sr          Group III       6.70%        6.167%      3.13      03/06-01/16    25 CPB    AAA/Aaa
    4A1          $108,537,000       Sr           Group IV       6.70%        6.199%      3.12      03/06-01/16    25 CPB    AAA/Aaa
                                                 Groups
    B-1                                       I, II, III &
                  $21,812,000       Sub            IV           4.25%        6.118%      5.50      03/06-01/16    25 CPB     AA/Aa2
                                                 Groups
    B-2                                       I, II, III &
                  $14,242,000       Sub            IV           2.65%        6.118%      5.50      03/06-01/16    25 CPB      A/A2
                                                 Groups
    B-3                                       I, II, III &
                   $8,456,000       Sub            IV           1.70%        6.118%      5.50      03/06-01/16    25 CPB    BBB/Baa2
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL         $875,023,000
------------------------------------------------------------------------------------------------------------------------------------

Overview of the Non-offered Certificates
----------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
    B-4            $6,676,000       Sub          Groups         0.95%        6.118%      6.13      03/06-01/36    25 CPR     BB/NR
                                              I, II, III &
                                                   IV
                                                 Groups
    B-5                                       I, II, III &
                   $4,895,000       Sub            IV           0.40%        6.118%      6.13      03/06-01/36    25 CPR      B/NR
                                                 Groups
    B-6            $3,562,807       Sub       I, II, III &      0.00%        6.118%      6.13      03/06-01/36    25 CPR     NR/NR
                                                   IV
------------------------------------------------------------------------------------------------------------------------------------
(1)   The initial aggregate principal balance of the certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the certificates are calculated using the scheduled principal balances of the
      Mortgage Loans as of the Statistical Calculation Date rolled one month at 6% CPR.
(2)   The Credit Enhancement percentages are preliminary and are subject to change based upon rating agency analysis.
(3)   The pass-through rate for the Class 1A1, Class 1A2, Class 2A1, Class 3A1 and Class 4A1 Certificates will equal the weighted average of the net rates of the respective Group of Mortgage Loans. The pass-through rate for the Class B1, Class B2 and Class
      B3 Certificates will equal the weighted average of the net interest rates of the Group I, Group II, Group III and Group IV mortgage loans, weighted on the basis of the Group Subordinate Amounts.
(4)   Average Life and Payment Windows are calculated based upon a prepayment speed of 25 CPB to the reset date for the Offered
      Certificates and at 25 CPR to the maturity date for the Non-offered Certificates.




--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


Selected Mortgage Pool Data(5)
------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Group I         Group II          Group III         Group IV

                                                  7yr Hybrids    7yr Hybrids Non-   10yr Hybrids   10yr Hybrids Non-
                                                   Conforming        Conforming       Conforming          Conforming     Aggregate
-----------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                      $293,180,186      $60,071,116      $424,647,378       $116,943,333   $894,842,014
Number of Mortgage Loans:                                1,140               97             1,689                177          3,103
Average Scheduled Principal Balance:                  $257,176         $619,290          $251,419           $660,697       $288,380
Interest Only Loans:                                    87.52%           86.66%            92.32%             91.08%         90.21%
Weighted Average Gross Coupon:                           6.27%            6.37%             6.42%              6.45%          6.37%
Weighted Average Net Coupon(6):                          6.01%            6.12%             6.17%              6.20%          6.12%
Non Zero Weighted Average FICO Score:                      716              717               714                735            718
Weighted Average Original LTV Ratio:                    75.88%           71.63%            74.64%             69.10%         74.12%
Weighted Average Combined Original LTV Ratio:           84.84%           74.96%            82.79%             73.08%         81.67%
Weighted Average Stated Remaining Term (months):           359              359               359                359            359
Weighted Average Seasoning (months):                         1                1                 1                  1              1
Weighted Average Months to Roll:                            83               83               119                119            105
Weighted Average Gross Margin:                           2.28%            2.30%             2.26%              2.28%          2.27%
Weighted Average Initial Rate Cap:                       5.05%            5.81%             5.06%              5.76%          5.20%
Weighted Average Periodic Rate Cap:                      1.99%            1.96%             1.99%              1.92%          1.98%
Weighted Average Gross Maximum Lifetime Rate:           11.33%           12.20%            11.49%             12.25%         11.59%
% of Mortgage Loans with Silent Seconds:                54.38%           22.44%            50.59%             23.95%         46.46%
Weighted Average Non-Zero DTI:                          38.12%           37.82%            38.02%             36.54%         37.88%
% of Loans with MI:                                      4.60%            0.29%             4.03%              0.00%          3.44%
-----------------------------------------------------------------------------------------------------------------------------------
(5)   All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical
      Calculation Date.
(6)   The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.




--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


Features of the Transaction
---------------------------

|_| The mortgage loans in the transaction consist of Alt-A type, adjustable-rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Countrywide Home Loans, Inc. ("Countrywide") (74.27%) and the GS Mortgage Conduit ("Conduit") (25.73%).

|_| The Mortgage Loans will be serviced or sub-serviced by Countrywide Home Loans Servicing LP ("Countrywide Servicing") (89.91%) and Avelo Mortgage, L.L.C. ("Avelo") (10.09%).

|_| The expected amount of credit support for the Class 1A2, Class 2A1, Class 3A1 and Class 4A1 Certificates will be approximately 6.70% for each class and the expected amount of credit support for the Class 1A1 Certificates will be approximately 16.03% for each class.

|_| None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

|_| None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

|_| The transaction will be modeled on INTEX as GSAA0604 and on Bloomberg as GSAA 06-4.

|_| The collateral consists of 7-Year and 10-Year hybrid adjustable-rate mortgage loans set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated by various entities.

|_| The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table
----------

Expected Closing Date:                 February 24, 2006

Cut-Off Date:                          February 1, 2006

Statistical Calculation Date:          January 1, 2006

Expected Pricing Date:                 On or before February 22, 2006

First Distribution Date:               March 27, 2006

Key Terms
---------

Offered Certificates:                  Class 1A1, Class 1A2, Class 2A1, Class 3A1, Class 4A1, Class B-1, Class B-2, and Class B-3
                                       Certificates

Non-Offered Certificates:              Class B-4, Class B-5, Class B-6 and the Residual Certificates

Residual Certificates:                 Class R and Class RC Certificates. The Residual Certificates are not being offered hereby.

Depositor:                             GS Mortgage Securities Corp.

Sponsor:                               Goldman Sachs Mortgage Company

Underwriter:                           Goldman, Sachs & Co.

Servicers:                             Countrywide Servicing and Avelo

Trustee:                               Deutsche Bank National Trust Company

Securities Administrator:              Wells Fargo Bank, N.A.

Master Servicer:                       Wells Fargo Bank, N.A.

Custodians:                            Deutsche Bank National Trust Company, U.S. Bank National Association and JPMorgan Chase Bank,
                                       National Association


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------

Servicing Fee Rates:                   25.0 bps (25.73%)

                                       25.0 bps, increasing to 37.5 bps after the initial interest rate adjustment date (74.27%)

Expense Fee Rate:                      The Servicing Fee Rate and any lender-paid mortgage insurance

Distribution Date:                     25th day of the month, or if such day is not a Business Day, the immediately succeeding
                                       Business Day

Record Date:                           For any Distribution Date, the last Business Day of the Interest Accrual Period

Delay Days:                            24 day delay on all certificates

Day Count:                             30/360 basis for all certificates

Prepayment Period:                     The calendar month prior to the Distribution Date

Due Period:                            The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which the
                                       Distribution Date occurs.

Interest Accrual Period:               The interest accrual period for the certificates is calculated on a 30/360 basis and is the calendar month preceding the month of each Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment Assumption:         25% CPB for the Offered Certificates
                                       25% CPR for the Non-Offered Certificates

Group I Mortgage Loans:                Approximately $293,180,186 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Group II Mortgage Loans:               Approximately $60,071,116 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Group III Mortgage Loans:              Approximately $424,647,378 of Mortgage Loans with original principal balances that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Group IV Mortgage Loans:               Approximately $116,943,333 of Mortgage Loans with original principal balances that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Servicer Advancing:                    Yes, as to principal and interest, subject to recoverability.

Compensating Interest:                 Each Servicer shall provide compensating interest equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the Mortgage Loans during the related
                                       Prepayment Period and (B) (i) one-half of its aggregate Servicing Fee received for the related Distribution Date in the case of Countrywide Servicing (servicing non-Conduit
                                       Mortgage Loans) or (ii) its aggregate Servicing Fee received for the related Distribution
                                       Date in the case of Avelo and Countrywide (sub-servicing the Conduit Mortgage Loans).

Optional Clean-up Call:                The transaction has a 10% optional clean-up call.

Rating Agencies:                       Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and
                                       Moody's Investors Service, Inc.

Minimum Denomination:                  $50,000 with regard to each of the Offered Certificates

Legal Investment:                      It is anticipated that the Class 1A1, Class 1A2, Class 2A1, Class 3A1, Class 4A1, Class B-1,
                                       Class R and Class RC Certificates will be SMMEA eligible.


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------

ERISA Eligibility:                     The underwriter's exemption is expected to apply to the Offered Certificates. Prospective investors should review with their own legal advisors whether the purchase and holding of the
                                       Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

Tax Treatment:                         The certificates will be treated as REMIC regular interests. The Class R and Class RC
                                       Certificates each represent the residual interest in a REMIC

Prospectus:                            The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the
                                       Offered Certificates and the collateral securing them will be contained in the Prospectus.
                                       The information herein is qualified in its entirety by the information appearing in the
                                       Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                       PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                                       CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


Structure of the Certificates
-----------------------------

Distributions on the Senior Certificates will generally be based on payments received or advanced on the mortgage loans in the related loan group. Distributions on the subordinate certificates will be based on payments received or advanced on the mortgage loans in all four loan groups. The subordinate certificates will be entitled to principal prepayments subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B-1, Class B-2, and Class B-3 Certificates (the "Senior Subordinate Certificates") and the Class B-4, Class B-5, and Class B-6 Certificates (the "Junior Subordinate Certificates", not offered hereby, and together with the Senior Subordinate Certificates, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest with respect to the Senior Certificates and, therefore, provide credit protection to the Class 1A1 and Class 1A2 Certificates (the "Group I Senior Certificates"), the Class 2A1 Certificates (the "Group II Senior Certificates"), Class 3A1 Certificates (the "Group III Senior Certificates) and the Class 4A1 Certificates (the "Group IV Senior Certificates"). The Group I, Group II, Group III and Group IV Senior Certificates will be called the "Senior Certificates" and together with the Senior Subordinate Certificates, the "Offered Certificates". Furthermore, the Class 1A1 Certificates will be a "Super Senior Class". The Class 1A1 Certificate will be entitled to additional credit support from the Class 1A2 Certificate. The Class 1A2 Certificates will be a "Super Senior Support Class". Principal losses on the underlying loans that would otherwise be allocated to the Super Senior Class certificates will instead be allocated to the related Super Senior Support Class certificates until the Super Senior Support Class certificate balance is reduced to zero.

If on any distribution date there is a shortfall in the funds needed to make all payments to certificate-holders, the Senior Certificates will receive distributions of interest and principal before the Subordinate Certificates are entitled to receive distributions of interest or principal, and the Subordinate Certificates will receive distributions in order of their numerical class designations.

Shifting Interest on the Offered Certificates

Unless the aggregate class principal balance of the Subordinate Certificates has reached a certain level relative to the Senior Certificates, subject to certain loss and delinquency criteria, the Senior Certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans in the related collateral groups until the 7th anniversary of the Closing Date (i.e., the distribution date in February 2013). Thereafter, the Senior Certificates will generally receive their pro-rata share of scheduled principal payments and a disproportionately large, but decreasing share of principal prepayments on the mortgage loans in the related collateral groups. This will result in a faster rate of return of principal to the Senior Certificates than would occur if the Senior Certificates and the Subordinate Certificates received all such payments pro rata, and increases the likelihood that holders of the Senior Certificates will be paid the full amount of principal to which they are entitled. The prepayment percentages on the Subordinate Certificates are as follows:

      --------------------------------------------------------

               Distribution Date               Percentage
      --------------------------------------------------------
          March 2006 - February 2013               0%
          March 2013 - February 2014               30%
          March 2014 - February 2015               40%
          March 2015 - February 2016               60%
          March 2016 - February 2017               80%
             March 2017 and after                 100%
      --------------------------------------------------------


If before the Distribution Date in March 2009 the credit support to the Senior Certificates is greater than or equal to two times the original credit support percentage for the Senior Certificates, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments subject to certain loss and delinquency criteria. If on or after the Distribution Date in March 2009, the credit support for the Senior Certificates is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayments.

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------

Priority of Distributions for the Certificates

      1. Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Certificates for each respective group.
      2. Payment of principal to the holders of the related Senior Certificates in an amount equal to the related group's senior principal distribution amount. For the Group I Senior Certificates, payment of principal will be made first to the Class R Certificates, next to the Class RC Certificates, and then pro rata to the Class 1A1 and Class 1A2 Certificates.
      3. Payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class B-1 Certificates.

Allocation of Realized Losses

Losses on the mortgage loans realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such class has been reduced to zero. If the Class Principal Balances of all of the Subordinate Certificates have been reduced to zero, further realized losses on the mortgage loans would be allocated pro rata to the Senior Certificates related to the loan group in which such realized losses occurred based on their outstanding Class Principal Balances, in each case until the Class Principal Balance of such class of certificates has been reduced to zero. Losses that would otherwise be allocated on the Class 1A1 Certificate will first be allocated to the Class 1A2 Certificate until reduced to zero.











--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------

Remaining Prepayment Penalty Term by Product Type(1)(2)

-------------------------------------------------------

  Product      No Penalty      1-12 Months     13-24 Months    25-36 Months   37-48 Months    49-60 Months        Total
-----------    ------------    ------------    ------------    ------------   ------------    ------------     ------------
10 Year ARM    $234,384,810    $182,672,819       $363,750      $76,439,383         $0         $47,729,949     $541,590,711
 7 Year ARM    $168,481,297    $105,145,934          $0         $59,072,914         $0         $20,551,158     $353,251,303
-----------    ------------    ------------    ------------    ------------   ------------    ------------     ------------
  TOTAL(3)     $402,866,108    $287,818,753       $363,750     $135,512,297         $0         $68,281,106     $894,842,014
===========    ============    ============    ============    ============   ============    ============     ============


  Product      No Penalty      1-12 Months     13-24 Months    25-36 Months   37-48 Months    49-60 Months        Total
-----------    ------------    ------------    ------------    ------------   ------------    ------------     ------------
10 Year ARM      26.19%            20.41%            0.04%          8.54%          0.00%          5.33%          60.52%
 7 Year ARM      18.83%            11.75%            0.00%          6.60%          0.00%          2.30%          39.48%
-----------    ------------    ------------    ------------    ------------   ------------    ------------     ------------
  TOTAL(3)       45.02%            32.16%            0.04%         15.14%          0.00%          7.63%          100.00%
===========    ============    ============    ============    ============   ============    ============     ============

(1)   All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2)   None of the Mortgage Loans has a prepayment penalty term in excess of 60 months.
(3)   Columns may not add up due to rounding.

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------

                    The Mortgage Loans - All Collateral(1)

Scheduled Principal Balance:                                $894,842,014
Number of Mortgage Loans:                                          3,103
Average Scheduled Principal Balance:                            $288,380
Interest Only Loans:                                              90.21%
Weighted Average Gross Coupon:                                     6.37%
Weighted Average Net Coupon(2):                                    6.12%
Non Zero Weighted Average FICO Score:                                718
Weighted Average Original LTV Ratio:                              74.12%
Weighted Average Combined Original LTV Ratio:                     81.67%
Weighted Average Stated Remaining Term (months):                     359
Weighted Average Seasoning (months):                                   1
Weighted Average Months to Roll:                                     105
Weighted Average Gross Margin:                                     2.27%
Weighted Average Initial Rate Cap:                                 5.20%
Weighted Average Periodic Rate Cap:                                1.98%
Weighted Average Gross Maximum Lifetime Rate:                     11.59%
% of Mortgage Loans with Silent Seconds:                          46.46%
Weighted Average Non-Zero DTI:                                    37.88%
% of Loans with MI:                                                3.44%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.

                                              Distribution by Current Principal Balance



                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Current Principal Balance   Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                 9      $388,649      0.04%     6.509%       700    $43,183     57.85%     60.66%   32.08%     79.44%
$50,001 - $75,000              27     1,739,926      0.19      6.463        710     64,442     62.16      70.21    49.91      67.97
$75,001 - $100,000            108     9,750,569      1.09      6.406        718     90,283     71.27      79.33    43.68      63.43
$100,001 - $125,000           202    22,823,083      2.55      6.484        716    112,986     74.87      82.87    40.01      54.90
$125,001 - $150,000           238    32,871,140      3.67      6.390        715    138,114     76.12      86.37    40.10      70.66
$150,001 - $200,000           467    82,140,708      9.18      6.385        713    175,890     76.56      85.45    46.06      72.51
$200,001 - $250,000           399    90,215,600     10.08      6.408        716    226,104     75.03      83.79    31.96      79.61
$250,001 - $300,000           382   105,044,913     11.74      6.349        708    274,987     74.91      83.10    31.03      83.96
$300,001 - $350,000           325   105,288,285     11.77      6.387        716    323,964     76.38      85.18    24.01      83.79
$350,001 - $400,000           524   198,957,441     22.23      6.260        716    379,690     74.63      83.09    27.43      86.07
$400,001 - $450,000           145    60,570,851      6.77      6.434        713    417,730     75.86      83.35    15.16      84.65
$450,001 - $500,000            80    38,246,059      4.27      6.456        728    478,076     72.52      77.95    23.65      75.10
$500,001 - $550,000            40    20,973,663      2.34      6.416        739    524,342     73.47      81.08    22.68      87.41
$550,001 - $600,000            37    21,423,317      2.39      6.380        736    579,009     74.58      80.79    27.27      75.66
$600,001 - $650,000            33    20,806,809      2.33      6.456        738    630,509     70.75      73.55    21.24      84.83
$650,001 - $700,000            16    10,901,345      1.22      6.313        734    681,334     69.61      72.10    12.31      80.88
$700,001 - $750,000            12     8,812,553      0.98      6.441        736    734,379     68.18      72.13    16.24      91.89
$750,001 - $800,000             9     7,063,743      0.79      6.222        727    784,860     62.80      67.88    22.08      77.63
$800,001 - $850,000             3     2,461,900      0.28      6.249        743    820,633     63.18      63.18    33.49     100.00
$850,001 - $900,000             7     6,138,600      0.69      6.621        726    876,943     75.61      75.69    14.66      85.71
$900,001 - $950,000             6     5,515,871      0.62      6.201        732    919,312     69.57      69.95    17.22      50.76
$950,001 - $1,000,000          22    21,891,198      2.45      6.453        715    995,054     63.85      65.49     9.03      81.96
$1,000,001 - $1,500,000         6     8,312,250      0.93      6.567        750  1,385,375     71.20      71.24    30.15      83.08
$1,500,001 & Above              6    12,503,542      1.40      6.663        736  2,083,924     55.74      55.78    12.13     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------

                                                    Distribution by Current Rate

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Current Rate                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.50% & Below                   1      $129,791      0.01%     3.875%       788   $129,791     79.30%     79.30%    0.00%    100.00%
4.51 - 5.00%                    9     3,269,360      0.37      4.935        720    363,262     73.65      80.97    62.13      90.69
5.01 - 5.50%                   60    19,750,595      2.21      5.402        725    329,177     71.93      78.39    52.18      92.29
5.51 - 6.00%                  775   221,124,350     24.71      5.881        725    285,322     72.56      79.15    42.21      86.82
6.01 - 6.50%                1,246   356,434,669     39.83      6.324        718    286,063     73.51      81.32    29.94      82.29
6.51 - 7.00%                  790   233,719,998     26.12      6.771        712    295,848     75.73      83.97    14.97      78.94
7.01 - 7.50%                  199    52,719,754      5.89      7.247        706    264,923     77.32      85.12     8.78      55.30
7.51 - 8.00%                   18     6,267,166      0.70      7.738        704    348,176     80.87      84.82     9.59      57.67
8.01 - 8.50%                    4     1,141,582      0.13      8.299        697    285,396     87.28      87.28    30.35      69.65
8.51 - 9.00%                    1       284,750      0.03      8.625        738    284,750     85.00      85.00     0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================



                                                        Distribution by FICO

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
FICO                        Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
800 - 819                      68   $19,985,640      2.23%     6.209%       805   $293,906     67.87%     73.27%   35.54%     69.03%
780 - 799                     232    68,679,614      7.68      6.282        788    296,033     71.12      78.08    23.53      71.82
760 - 779                     324   104,835,326     11.72      6.294        769    323,566     72.17      78.61    25.40      72.17
740 - 759                     382   111,429,250     12.45      6.343        749    291,700     74.21      82.88    22.57      79.55
720 - 739                     406   121,583,404     13.59      6.331        729    299,467     75.21      83.50    20.27      82.08
700 - 719                     522   149,782,699     16.74      6.371        710    286,940     74.98      83.06    23.55      80.32
680 - 699                     439   122,042,484     13.64      6.446        690    278,001     75.34      83.22    29.27      83.38
660 - 679                     344    96,353,563     10.77      6.525        670    280,098     75.92      83.82    33.00      87.03
640 - 659                     232    61,403,941      6.86      6.378        651    264,672     72.73      78.78    44.61      90.77
620 - 639                     134    33,286,239      3.72      6.464        631    248,405     74.33      79.76    55.58      93.17
600 - 619                      16     4,816,821      0.54      6.318        612    301,051     78.49      85.68    81.40      94.93
580 - 599                       2       324,733      0.04      5.936        582    162,367     73.59      73.59   100.00     100.00
NA                              2       318,300      0.04      6.497          0    159,150     72.12      72.12   100.00      50.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================



                                                    Distribution by Original LTV

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Original LTV                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
30.00% & Below                 37    $6,874,451      0.77%     6.150%       749   $185,796     20.76%     21.04%   19.20%     62.84%
30.01 - 40.00%                 52    17,009,309      1.90      6.334        737    327,102     34.52      38.28    20.91      87.56
40.01 - 50.00%                 83    24,221,374      2.71      6.143        734    291,824     45.64      48.00    12.75      84.35
50.01 - 60.00%                154    53,870,012      6.02      6.223        720    349,805     56.59      57.95    19.19      78.78
60.01 - 70.00%                327   115,699,503     12.93      6.313        720    353,821     65.84      67.50    15.52      77.42
70.01 - 80.00%              2,309   646,391,850     72.24      6.398        716    279,944     78.95      88.79    31.68      82.10
80.01 - 85.00%                 10     2,216,930      0.25      6.518        666    221,693     83.13      83.16    79.30      93.78
85.01 - 90.00%                 89    18,818,660      2.10      6.622        715    211,446     89.57      89.57    33.90      61.80
90.01 - 95.00%                 41     9,664,081      1.08      6.519        717    235,709     94.86      94.86    38.17      91.48
95.01 - 100.00%                 1        75,844      0.01      5.875        736     75,844    100.00     100.00   100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


                                                    Distribution by Document Type

                                                      Pct. Of  Weighted   Weighted            Weighted   Weighted
                               Number                 Pool By      Avg.       Avg.      Avg.      Avg.       Avg.    Pct.      Pct.
                                   Of     Principal  Principal    Gross    Current  Principal Original   Combined    Full     Owner
Document Type                   Loans       Balance   Balance    Coupon       FICO   Balance       LTV        LTV     Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full/Alt                        1,005  $252,927,634     28.27%    6.184%       708  $251,669     76.26%     84.27% 100.00%    81.11%
NINA/No Doc/No Ratio              176    70,208,799      7.85     6.471        718   398,914     66.47      68.89    0.00     94.90
Stated Income Stated Assets       557   157,065,954     17.55     6.358        713   281,986     67.22      70.08    0.00     83.03
Stated Income Verified Assets   1,365   414,639,627     46.34     6.477        726   303,765     76.72      86.63    0.00     77.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                          3,103  $894,842,014    100.00%    6.373%       718  $288,380     74.12%     81.67%  28.27%    81.01%
====================================================================================================================================


                                                    Distribution by Loan Purpose

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Loan Purpose                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance             827  $261,646,268     29.24%     6.339%       706   $316,380     67.48%     68.82%   34.04%     86.09%
Purchase                    1,963   541,231,442     60.48      6.404        724    275,716     78.23      89.24    25.78      78.03
Rate/Term Refinance           313    91,964,303     10.28      6.288        716    293,816     68.84      73.66    26.45      84.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================



                                                  Distribution by Occupancy Status

                                                  Pct. Of  Weighted   Weighted              Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Occupancy Status            Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner                     401  $101,188,597     11.31%     6.614%       729   $252,341     72.24%     75.08%   33.87%      0.00%
Owner Occupied              2,419   724,947,557     81.01      6.338        715    299,689     74.23      82.67    28.30     100.00
Second Home                   283    68,705,860      7.68      6.384        736    242,777     75.71      80.79    19.67       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================



                                                   Distribution by Property Type

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Property Type               Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                    184   $67,160,043      7.51%     6.611%       730   $365,000     73.93%     80.79%   25.47%     56.70%
Condo                         661   163,686,450     18.29      6.365        723    247,635     76.64      86.50    24.41      72.95
Co-op                           1       184,500      0.02      6.375        705    184,500     90.00      90.00     0.00     100.00
PUD                           678   193,203,253     21.59      6.354        716    284,961     75.98      84.00    35.09      78.54
Single Family               1,579   470,607,768     52.59      6.349        715    298,042     72.50      79.15    27.22      88.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------



                                                       Distribution by State

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
State                       Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern                 949  $344,216,888     38.47%     6.406%       716   $362,715     73.23%     80.98%   17.69%     84.93%
CA - Northern                 310   127,408,887     14.24      6.234        731    410,996     69.58      75.02    29.70      84.30
FL                            409    86,195,038      9.63      6.519        714    210,746     76.98      84.14    26.55      64.85
NV                            160    39,152,246      4.38      6.424        720    244,702     77.63      86.01    27.14      69.18
AZ                            127    30,816,723      3.44      6.449        706    242,651     76.59      80.66    47.26      70.66
WA                            113    25,115,612      2.81      6.300        714    222,262     76.74      86.80    44.03      82.77
HI                             44    19,761,456      2.21      6.474        729    449,124     70.15      73.83     8.88      55.42
VA                             55    19,520,313      2.18      6.428        716    354,915     68.77      75.39    40.41      91.92
NJ                             66    17,547,907      1.96      6.592        711    265,877     76.38      88.26    19.52      90.64
CO                             72    17,489,678      1.95      6.226        717    242,912     76.73      84.82    46.91      94.32
Other                         798   167,617,267     18.73      6.295        715    210,047     76.84      85.90    44.03      82.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================



                                                      Distribution by Zip Code


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Zip Code                    Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
91915                          19    $6,883,358      0.77%     6.040%       708   $362,282     78.82%     93.07%   43.64%     95.46%
92677                          13     4,721,346      0.53      6.298        713    363,180     74.40      85.79    32.10      68.92
91913                          13     4,378,446      0.49      6.117        717    336,804     76.32      90.90    14.79     100.00
91331                          13     4,352,931      0.49      6.287        699    334,841     76.96      86.40     0.00     100.00
94941                           5     3,866,518      0.43      6.056        752    773,304     62.43      67.92    38.82      38.82
20117                           1     3,500,000      0.39      6.875        765  3,500,000     31.82      31.82     0.00     100.00
60091                           5     3,324,000      0.37      6.178        723    664,800     65.18      66.09    36.10     100.00
89123                          12     3,170,457      0.35      6.530        758    264,205     82.19      89.62    12.16      20.14
93033                           8     2,903,500      0.32      6.464        690    362,938     64.45      66.16     0.00      87.88
92101                           8     2,863,318      0.32      5.925        743    357,915     78.50      88.99    34.69      79.84
Other                       3,006   854,878,140     95.53      6.379        718    284,391     74.30      81.81    28.50      81.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================



                                            Distribution by Remaining Months to Maturity


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
Remaining                  Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Months To                      Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Maturity                    Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                   3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================



                                                 Distribution by Amortization Type


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Amortization                   Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Type                        Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 Year ARM                 1,866  $541,590,711     60.52%     6.427%       719   $290,242     73.44%     80.69%   27.62%     79.51%
7 Year ARM                  1,237   353,251,303     39.48      6.289        717    285,571     75.16      83.16    29.25      83.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


                                               Distribution by Prepayment Term Months

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Prepayment                     Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Term Months                 Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                           1,448  $402,866,108     45.02%     6.281%       720   $278,222     73.51%     81.64%   34.59%     82.43%
6                              87    48,489,852      5.42      6.738        715    557,355     73.61      76.62     4.81      86.78
12                            835   239,328,900     26.75      6.360        716    286,621     75.07      83.85    25.03      81.59
24                              1       363,750      0.04      6.250        649    363,750     73.48      73.48   100.00     100.00
36                            415   135,512,297     15.14      6.487        716    326,536     73.19      78.89    20.77      78.82
60                            317    68,281,106      7.63      6.476        714    215,398     76.58      83.32    33.45      70.78
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================



                                                    Distribution by Periodic Cap

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Periodic Cap                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.49%                   34   $17,121,847      1.91%     6.423%       736   $503,584     65.07%     71.26%   25.69%     96.13%
2.00 - 2.49%                3,069   877,720,167     98.09      6.372        717    285,995     74.30      81.87    28.32      80.72
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================



                                                Distribution by Months to Rate Reset

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Months To                      Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Rate Reset                  Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
71 - 80                        72   $16,778,671      1.88%     6.115%       720   $233,037     76.71%     83.55%   56.50%     60.16%
81 - 90                     1,165   336,472,632     37.60      6.298        716    288,818     75.08      83.14    27.89      84.48
111 - 120                   1,866   541,590,711     60.52      6.427        719    290,242     73.44      80.69    27.62      79.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================



                                               Distribution by Maximum Lifetime Rate


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Maximum                        Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Lifetime Rate               Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
9.49% & Below                   1      $129,791      0.01%     3.875%       788   $129,791     79.30%     79.30%    0.00%    100.00%
9.50 - 9.99%                    3       893,500      0.10      4.763        690    297,833     78.21      94.15   100.00     100.00
10.00 - 10.49%                 32     8,921,543      1.00      5.250        707    278,798     76.58      84.18    49.79      92.19
10.50 - 10.99%                504   138,690,800     15.50      5.801        723    275,180     73.15      79.71    47.08      87.39
11.00 - 11.49%              1,048   274,162,931     30.64      6.185        721    261,606     73.61      81.76    37.98      81.96
11.50 - 11.99%                909   236,199,577     26.40      6.607        711    259,846     75.29      84.34    22.29      79.29
12.00 - 12.49%                388   128,150,561     14.32      6.670        720    330,285     73.15      80.13    13.06      72.29
12.50 - 12.99%                181    87,357,447      9.76      6.712        720    482,638     75.01      80.25     8.78      89.13
13.00 - 13.49%                 29    14,973,714      1.67      7.227        712    516,335     74.02      75.79     7.40      59.00
13.50 - 13.99%                  8     5,362,150      0.60      7.669        692    670,269     77.46      79.69     0.00      59.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


                                               Distribution by Minimum Lifetime Rate


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Minimum                        Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Lifetime Rate               Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.99% & Below                   2    $2,672,893      0.30%     5.821%       752  $1,336,447    80.00%     80.00%  100.00%    100.00%
2.00 - 2.49%                2,983   860,490,867     96.16      6.370        717     288,465    74.00      81.68    27.57      80.70
2.50 - 2.99%                   92    25,999,846      2.91      6.344        734     282,607    74.91      80.32    43.44      91.70
3.00 - 3.49%                   23     4,863,289      0.54      7.296        710     211,447    85.65      85.65    33.14      66.38
5.50 - 5.99%                    1       280,769      0.03      5.500        724     280,769    95.00      95.00     0.00     100.00
6.50 - 6.99%                    2       534,350      0.06      8.027        623     267,175    80.00      84.28    21.40     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718    $288,380    74.12%     81.67%   28.27%     81.01%
====================================================================================================================================



                                                       Distribution by Margin


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Margin                      Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.99% & Below                   2    $2,672,893      0.30%     5.821%       752  $1,336,447    80.00%     80.00%  100.00%    100.00%
2.00 - 2.49%                2,984   860,605,217     96.17      6.370        717     288,407    74.00      81.69    27.58      80.70
2.50 - 2.99%                   93    26,280,615      2.94      6.335        734     282,587    75.12      80.48    42.97      91.79
3.00 - 3.49%                   23     4,863,289      0.54      7.296        710     211,447    85.65      85.65    33.14      66.38
6.50 - 6.99%                    1       420,000      0.05      8.375        622     420,000    80.00      80.00     0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718    $288,380    74.12%     81.67%   28.27%     81.01%
====================================================================================================================================



                                                Distribution by First Adjustment Cap


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
First                      Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Adjustment                     Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Cap                         Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.51 - 2.00%                    1      $975,000      0.11%     7.000%       703   $975,000     65.00%     65.00%    0.00%      0.00%
4.51 - 5.00%                2,756   711,163,234     79.47      6.349        716    258,042     74.89      83.27    32.33      80.15
5.51 - 6.00%                  346   182,703,780     20.42      6.463        726    528,046     71.16      75.50    12.58      84.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================



                                               Distribution by Periodic Lifetime Cap


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Periodic                       Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Lifetime Cap                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%                2,733  $703,993,953     78.67%     6.349%       716   $257,590     74.82%     83.21%   32.43%     80.04%
5.51 - 6.00%                  370   190,848,061     21.33      6.461        726    515,806     71.53      75.99    12.92      84.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================



                                                Distribution by Interest Only Loans


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Interest                       Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Only Loans                  Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                             344   $87,623,450      9.79%     6.261%       717   $254,719     71.93%     77.59%   29.81%     78.36%
Y                           2,759   807,218,564     90.21      6.385        718    292,577     74.36      82.11    28.10      81.30
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


                                                 Distribution by Interest Only Term


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Interest                       Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Only Term                   Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                             344   $87,623,450      9.79%     6.261%       717   $254,719     71.93%     77.59%   29.81%     78.36%
60                              2     3,920,000      0.44      7.036        750  1,960,000     36.98      36.98     0.00     100.00
84                            943   249,607,989     27.89      6.276        715    264,696     76.20      85.31    31.93      81.74
120                         1,814   553,690,575     61.88      6.430        719    305,232     73.79      80.99    26.57      80.97
------------------------------------------------------------------------------------------------------------------------------------
Total:                      3,103  $894,842,014    100.00%     6.373%       718   $288,380     74.12%     81.67%   28.27%     81.01%
====================================================================================================================================














--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------



                           Group I Mortgage Loans(1)

Scheduled Principal Balance:                                     $293,180,186
Number of Mortgage Loans:                                               1,140
Average Scheduled Principal Balance:                                 $257,176
Interest Only Loans:                                                   87.52%
Weighted Average Gross Coupon:                                          6.27%
Weighted Average Net Coupon(2):                                         6.01%
Non Zero Weighted Average FICO Score:                                     716
Weighted Average Original LTV Ratio:                                   75.88%
Weighted Average Combined Original LTV Ratio:                          84.84%
Weighted Average Stated Remaining Term (months):                          359
Weighted Average Seasoning (months):                                        1
Weighted Average Months to Roll:                                           83
Weighted Average Gross Margin:                                          2.28%
Weighted Average Initial Rate Cap:                                      5.05%
Weighted Average Periodic Rate Cap:                                     1.99%
Weighted Average Gross Maximum Lifetime Rate:                          11.33%
% of Mortgage Loans with Silent Seconds:                               54.38%
Weighted Average Non-Zero DTI:                                         38.12%
% of Loans with MI:                                                     4.60%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.


                                              Distribution by Current Principal Balance

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Current Principal Balance   Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                 3      $120,782      0.04%     6.457%       734    $40,261     74.38%     83.43%    0.00%    100.00%
$50,001 - $75,000              11       731,601      0.25      6.290        696     66,509     71.94      81.57    51.13      76.18
$75,001 - $100,000             37     3,281,725      1.12      6.260        715     88,695     69.21      75.85    51.42      66.68
$100,001 - $125,000            70     7,859,102      2.68      6.306        715    112,273     72.95      81.32    41.60      68.70
$125,001 - $150,000            90    12,430,025      4.24      6.243        719    138,111     76.52      86.47    44.03      71.08
$150,001 - $200,000           176    31,157,934     10.63      6.271        716    177,034     76.73      86.06    50.44      78.31
$200,001 - $250,000           176    39,689,760     13.54      6.302        716    225,510     76.04      85.22    33.92      79.44
$250,001 - $300,000           161    44,119,788     15.05      6.228        709    274,036     76.27      83.26    27.88      85.04
$300,001 - $350,000           135    43,534,644     14.85      6.336        716    322,479     76.89      86.01    24.45      78.58
$350,001 - $400,000           215    81,616,624     27.84      6.194        720    379,612     75.14      84.65    26.43      88.38
$400,001 - $450,000            49    20,226,295      6.90      6.403        712    412,782     76.82      86.51    22.52      89.36
$450,001 - $500,000            12     5,674,792      1.94      6.488        732    472,899     72.90      79.82    33.11      58.49
$500,001 - $550,000             4     2,137,114      0.73      6.747        735    534,279     78.77      95.00    25.46      75.43
$550,001 - $600,000             1       600,000      0.20      6.375        769    600,000     75.00      75.00     0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


                                                    Distribution by Current Rate

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Current Rate                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.50% & Below                   1      $129,791      0.04%     3.875%       788   $129,791     79.30%     79.30%    0.00%    100.00%
4.51 - 5.00%                    5     1,385,860      0.47      4.847        687    277,172     76.83      89.81    78.03      78.03
5.01 - 5.50%                   19     5,358,916      1.83      5.404        700    282,048     75.23      83.13    56.68      96.87
5.51 - 6.00%                  418   106,801,199     36.43      5.872        726    255,505     73.44      81.19    40.34      86.74
6.01 - 6.50%                  429   109,490,166     37.35      6.316        715    255,222     76.89      86.87    32.21      80.48
6.51 - 7.00%                  203    53,417,623     18.22      6.771        706    263,141     77.19      86.53    13.11      80.20
7.01 - 7.50%                   51    13,285,930      4.53      7.264        702    260,508     79.55      89.62    10.25      65.23
7.51 - 8.00%                   10     2,304,370      0.79      7.754        729    230,437     84.69      90.17    12.59      50.65
8.01 - 8.50%                    3       721,582      0.25      8.255        741    240,527     91.51      91.51    48.02      51.98
8.51 - 9.00%                    1       284,750      0.10      8.625        738    284,750     85.00      85.00     0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================


                                                        Distribution by FICO

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
FICO                        Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
800 - 819                      23    $5,960,681      2.03%     6.167%       805   $259,160     72.73%     78.77%   37.27%     64.80%
780 - 799                      85    22,617,483      7.71      6.196        788    266,088     75.83      83.77    21.83      73.00
760 - 779                     123    32,064,288     10.94      6.266        770    260,685     73.72      82.08    25.52      71.20
740 - 759                     147    37,533,421     12.80      6.178        750    255,329     76.63      87.95    28.92      81.27
720 - 739                     129    32,203,347     10.98      6.225        728    249,638     76.88      86.21    24.88      82.48
700 - 719                     205    53,987,871     18.41      6.232        709    263,355     76.79      86.37    25.45      83.55
680 - 699                     167    43,158,075     14.72      6.345        690    258,432     75.80      85.41    32.72      82.96
660 - 679                     127    31,928,875     10.89      6.442        669    251,408     76.95      85.05    36.45      88.24
640 - 659                      81    20,447,387      6.97      6.292        651    252,437     74.07      81.33    49.67      90.95
620 - 639                      53    13,278,758      4.53      6.369        632    250,543     74.90      80.81    57.27      94.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================


                                                    Distribution by Original LTV

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Original LTV                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
30.00% & Below                 10    $1,176,962      0.40%     6.083%       737   $117,696     23.89%     23.89%   46.91%     70.93%
30.01 - 40.00%                 12     2,876,453      0.98      6.031        727    239,704     35.88      36.08    38.35      66.63
40.01 - 50.00%                 29     6,842,994      2.33      6.085        728    235,965     46.13      48.47    21.24      79.14
50.01 - 60.00%                 56    14,377,213      4.90      6.079        719    256,736     55.86      59.57    22.29      92.10
60.01 - 70.00%                 98    26,183,509      8.93      6.154        716    267,179     65.99      69.62    21.10      81.89
70.01 - 80.00%                871   228,233,018     77.85      6.288        716    262,036     79.06      89.84    32.92      82.53
80.01 - 85.00%                  3       712,570      0.24      7.410        690    237,523     84.16      84.16    60.04     100.00
85.01 - 90.00%                 42     8,946,867      3.05      6.595        719    213,021     89.64      89.64    34.11      58.55
90.01 - 95.00%                 18     3,754,757      1.28      6.584        727    208,598     94.84      94.84    24.99      86.99
95.01 - 100.00%                 1        75,844      0.03      5.875        736     75,844    100.00     100.00   100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------



                                                    Distribution by Document Type


                                                      Pct. Of  Weighted   Weighted            Weighted   Weighted
                               Number                 Pool By      Avg.       Avg.      Avg.      Avg.       Avg.    Pct.      Pct.
                                   Of     Principal  Principal    Gross    Current  Principal Original   Combined    Full     Owner
Document Type                   Loans       Balance   Balance    Coupon       FICO   Balance       LTV        LTV     Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full/Alt                          393   $91,471,882     31.20%     6.096%     707  $232,753     76.62%     85.75%  100.00%   80.46%
NINA/No Doc/No Ratio               63    15,183,319      5.18      6.510      703   241,005     70.59      72.61     0.00    99.41
Stated Income Stated Assets       195    51,516,859     17.57      6.258      711   264,189     69.45      72.67     0.00    86.36
Stated Income Verified Assets     489   135,008,127     46.05      6.373      726   276,090     78.44      90.25     0.00    79.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,140  $293,180,186    100.00%     6.274%     716  $257,176     75.88%     84.84%   31.20%   82.03%
====================================================================================================================================

                                                    Distribution by Loan Purpose

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Loan Purpose                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance             282   $72,521,657     24.74%     6.197%       702   $257,169     69.63%     71.01%   43.52%     87.48%
Purchase                      738   190,220,645     64.88      6.317        723    257,752     78.99      91.25    26.88      79.44
Rate/Term Refinance           120    30,437,885     10.38      6.186        708    253,649     71.34      77.76    28.83      85.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================


                                                  Distribution by Occupancy Status

                                                  Pct. Of  Weighted   Weighted              Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Occupancy Status            Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner                     131   $29,064,149      9.91%     6.489%       727   $221,864     75.75%     79.42%   42.64%      0.00%
Owner Occupied                914   240,496,382     82.03      6.247        713    263,125     75.83      85.72    30.60     100.00
Second Home                    95    23,619,655      8.06      6.276        738    248,628     76.59      82.55    23.19       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================


                                                   Distribution by Property Type

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Property Type               Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                     81   $26,447,073      9.02%     6.618%       729   $326,507     75.65%     82.46%   28.18%     65.36%
Condo                         257    63,554,111     21.68      6.255        722    247,292     77.50      88.50    23.42      74.16
PUD                           243    63,752,185     21.75      6.231        719    262,355     76.90      84.95    36.09      77.39
Single Family                 559   139,426,817     47.56      6.236        710    249,422     74.73      83.57    33.08      90.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------



                                                       Distribution by State

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
State                       Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern                 322  $104,610,572     35.68%     6.271%       715   $324,878     74.66%     84.00%   21.62%     87.29%
FL                            118    25,214,896      8.60      6.371        719    213,686     74.96      81.41    27.21      58.19
CA - Northern                  71    20,484,601      6.99      6.276        712    288,516     74.05      83.00    33.01      89.65
NV                             81    20,197,926      6.89      6.356        722    249,357     77.98      86.55    25.89      68.72
WA                             55    12,072,156      4.12      6.210        716    219,494     76.83      87.45    42.42      86.23
NJ                             34     9,372,636      3.20      6.528        713    275,666     76.89      88.43    21.48      92.08
MA                             35     9,047,499      3.09      6.477        705    258,500     75.98      85.13    18.90      89.87
AZ                             40     9,039,966      3.08      6.372        717    225,999     77.86      82.66    45.02      75.97
OR                             40     7,938,709      2.71      6.124        717    198,468     75.52      83.45    42.61      76.77
IL                             33     7,443,806      2.54      6.256        721    225,570     77.30      85.86    35.88      92.98
Other                         311    67,757,420     23.11      6.173        719    217,870     77.35      86.80    45.79      81.49
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================


                                                      Distribution by Zip Code


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Zip Code                    Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
91913                          10    $3,358,020      1.15%     6.054%       715   $335,802     77.02%     92.07%    8.71%    100.00%
91915                           9     3,228,859      1.10      5.967        719    358,762     80.00      93.80    31.95     100.00
89178                           7     2,166,155      0.74      6.385        731    309,451     80.28      94.03     0.00     100.00
96706                           5     2,158,579      0.74      6.024        741    431,716     76.38      90.07    46.18      78.13
90650                           5     1,942,600      0.66      6.624        707    388,520     77.33      92.89     0.00      72.97
91950                           5     1,910,447      0.65      6.000        723    382,089     79.86      88.96    39.32      61.53
89123                           7     1,722,383      0.59      6.480        771    246,055     84.03      91.12    22.38      15.25
91977                           5     1,689,600      0.58      6.058        725    337,920     80.00      87.95    21.31      78.69
91910                           4     1,609,400      0.55      6.092        724    402,350     68.92      79.64    25.44     100.00
89031                           6     1,605,751      0.55      6.227        716    267,625     76.44      88.44    13.20     100.00
Other                       1,077   271,788,393     92.70      6.282        716    252,357     75.71      84.39    32.02      81.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================

                                            Distribution by Remaining Months to Maturity


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
Remaining                  Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Months To                      Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Maturity                    Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                   1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================


                                                 Distribution by Amortization Type


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Amortization                   Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Type                        Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
7 Year ARM                  1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


                                               Distribution by Prepayment Term Months

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Prepayment                     Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Term Months                 Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                             603  $149,528,543     51.00%     6.205%       717   $247,974     75.54%     84.44%   36.11%     81.99%
6                               9     2,908,500      0.99      6.460        695    323,167     74.22      77.85    14.30     100.00
12                            343    95,470,434     32.56      6.315        718    278,339     76.19      85.80    24.14      83.77
36                            110    28,689,638      9.79      6.404        711    260,815     76.24      85.14    31.90      77.86
60                             75    16,583,071      5.66      6.399        718    221,108     76.92      83.61    29.33      76.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================


                                                    Distribution by Periodic Cap

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Periodic Cap                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.49%                   11    $2,724,727      0.93%     6.318%       733   $247,702     83.45%     91.82%   10.98%     93.34%
2.00 - 2.49%                1,129   290,455,459     99.07      6.273        716    257,268     75.81      84.78    31.39      81.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================


                                                Distribution by Months to Rate Reset

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Months To                      Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Rate Reset                  Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
71 - 80                        66   $13,773,611      4.70%     6.164%       727   $208,691     78.46%     86.71%   55.54%     54.96%
81 - 90                     1,074   279,406,576     95.30      6.279        716    260,155     75.76      84.75    30.00      83.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================


                                               Distribution by Maximum Lifetime Rate


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Maximum                        Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Lifetime Rate               Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
9.49% & Below                   1      $129,791      0.04%     3.875%       788   $129,791     79.30%     79.30%    0.00%    100.00%
9.50 - 9.99%                    3       893,500      0.30      4.763        690    297,833     78.21      94.15   100.00     100.00
10.00 - 10.49%                 10     2,611,822      0.89      5.220        695    261,182     73.31      78.83    81.41      88.34
10.50 - 10.99%                292    74,251,921     25.33      5.801        725    254,287     73.45      80.94    41.88      86.38
11.00 - 11.49%                429   107,595,024     36.70      6.176        719    250,804     76.06      85.54    38.80      80.41
11.50 - 11.99%                274    71,770,486     24.48      6.640        708    261,936     77.13      87.04    14.62      81.72
12.00 - 12.49%                 92    24,868,558      8.48      6.855        705    270,310     77.92      86.97    13.63      76.16
12.50 - 12.99%                 32     9,493,393      3.24      6.964        713    296,669     76.95      85.05    10.98      84.63
13.00 - 13.49%                  6     1,280,941      0.44      7.926        736    213,490     86.49      92.33    53.47      46.53
13.50 - 13.99%                  1       284,750      0.10      8.625        738    284,750     85.00      85.00     0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------



                                               Distribution by Minimum Lifetime Rate


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Minimum                        Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Lifetime Rate               Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%                1,080  $280,793,715     95.78%     6.258%       716   $259,994     75.59%     84.71%   31.15%     81.90%
2.50 - 2.99%                   44     9,415,319      3.21      6.430        734    213,985     79.38      86.36    31.17      90.84
3.00 - 3.49%                   15     2,690,384      0.92      7.465        716    179,359     92.20      92.20    39.84      62.48
5.50 - 5.99%                    1       280,769      0.10      5.500        724    280,769     95.00      95.00     0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================


                                                       Distribution by Margin


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Margin                      Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%                1,080  $280,793,715     95.78%     6.258%       716   $259,994     75.59%     84.71%   31.15%     81.90%
2.50 - 2.99%                   45     9,696,088      3.31      6.403        734    215,469     79.83      86.61    30.27      91.10
3.00 - 3.49%                   15     2,690,384      0.92      7.465        716    179,359     92.20      92.20    39.84      62.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================


                                                Distribution by First Adjustment Cap



                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
First                      Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Adjustment                     Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Cap                         Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%                1,096  $278,627,985     95.04%     6.270%       716   $254,223     76.07%     85.15%   31.83%     81.47%
5.51 - 6.00%                   44    14,552,202      4.96      6.340        717    330,732     72.40      78.96    19.07      92.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================


                                               Distribution by Periodic Lifetime Cap


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Periodic                       Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Lifetime Cap                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%                1,087  $276,217,977     94.21%     6.270%       716   $254,110     76.00%     85.10%   32.00%     81.37%
5.51 - 6.00%                   53    16,962,209      5.79      6.337        719    320,042     73.97      80.70    18.13      92.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================


                                                Distribution by Interest Only Loans


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Interest                       Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Only Loans                  Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                             172   $36,584,792     12.48%     6.201%       718   $212,702     73.91%     81.78%   30.80%     83.18%
Y                             968   256,595,394     87.52      6.284        716    265,078     76.17      85.28    31.26      81.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


                                                 Distribution by Interest Only Term


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Interest                       Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Only Term                   Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                             172   $36,584,792     12.48%     6.201%       718   $212,702     73.91%     81.78%   30.80%     83.18%
84                            927   242,585,578     82.74      6.281        716    261,689     76.33      85.55    31.47      81.41
120                            41    14,009,816      4.78      6.335        721    341,703     73.38      80.47    27.59      89.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,140  $293,180,186    100.00%     6.274%       716   $257,176     75.88%     84.84%   31.20%     82.03%
====================================================================================================================================



--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------



                          Group II Mortgage Loans(1)

Scheduled Principal Balance:                                 $60,071,116
Number of Mortgage Loans:                                             97
Average Scheduled Principal Balance:                            $619,290
Interest Only Loans:                                              86.66%
Weighted Average Gross Coupon:                                     6.37%
Weighted Average Net Coupon(2):                                    6.12%
Non Zero Weighted Average FICO Score:                                717
Weighted Average Original LTV Ratio:                              71.63%
Weighted Average Combined Original LTV Ratio:                     74.96%
Weighted Average Stated Remaining Term (months):                     359
Weighted Average Seasoning (months):                                   1
Weighted Average Months to Roll:                                      83
Weighted Average Gross Margin:                                     2.30%
Weighted Average Initial Rate Cap:                                 5.81%
Weighted Average Periodic Rate Cap:                                1.96%
Weighted Average Gross Maximum Lifetime Rate:                     12.20%
% of Mortgage Loans with Silent Seconds:                          22.44%
Weighted Average Non-Zero DTI:                                    37.82%
% of Loans with MI:                                                0.29%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.

                                              Distribution by Current Principal Balance


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Current Principal Balance   Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000               1       $52,800      0.09%     6.250%       594    $52,800     40.59%     40.59%  100.00%    100.00%
$150,001 - $200,000             2       335,086      0.56      5.795        604    167,543     77.76      77.76    48.05     100.00
$200,001 - $250,000             1       239,935      0.40      6.500        616    239,935     80.00      80.00   100.00     100.00
$250,001 - $300,000             5     1,403,776      2.34      6.538        608    280,755     75.80      80.92    80.05     100.00
$350,001 - $400,000             4     1,528,156      2.54      5.846        616    382,039     80.00      93.82   100.00     100.00
$400,001 - $450,000            14     6,007,865     10.00      6.529        711    429,133     79.07      84.54     0.00      93.01
$450,001 - $500,000            10     4,792,863      7.98      6.510        724    479,286     75.24      80.92    20.14      89.96
$500,001 - $550,000            12     6,237,265     10.38      6.283        733    519,772     69.49      72.72    25.02      91.66
$550,001 - $600,000             9     5,171,061      8.61      6.232        729    574,562     73.46      78.44    22.62      77.89
$600,001 - $650,000            11     6,971,164     11.60      6.487        741    633,742     72.93      75.23    17.43      81.72
$650,001 - $700,000             5     3,408,890      5.67      6.422        727    681,778     72.15      76.21     0.00     100.00
$700,001 - $750,000             3     2,152,250      3.58      6.292        680    717,417     78.34      86.66    33.27     100.00
$750,001 - $800,000             2     1,579,278      2.63      6.375        698    789,639     61.83      63.89     0.00     100.00
$800,001 - $850,000             1       824,400      1.37      6.000        722    824,400     80.00      80.00   100.00     100.00
$850,001 - $900,000             1       869,000      1.45      6.375        689    869,000     79.55      80.00     0.00     100.00
$900,001 - $950,000             1       949,900      1.58      5.000        778    949,900     67.62      69.84   100.00     100.00
$950,001 - $1,000,000          10     9,972,999     16.60      6.212        715    997,300     63.49      64.70     0.00      90.22
$1,000,001 - $1,500,000         4     5,656,250      9.42      6.851        736  1,414,063     72.37      72.44    23.87      75.14
$1,500,001 & Above              1     1,918,178      3.19      6.250        717  1,918,178     60.00      60.00     0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------



                                                    Distribution by Current Rate

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Current Rate                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%                    1      $949,900      1.58%     5.000%       778   $949,900     67.62%     69.84%  100.00%    100.00%
5.01 - 5.50%                    3     1,378,477      2.29      5.431        736    459,492     76.71      76.71    87.37     100.00
5.51 - 6.00%                   26    15,210,378     25.32      5.879        708    585,015     68.22      72.51    41.63     100.00
6.01 - 6.50%                   36    23,225,007     38.66      6.341        718    645,139     71.12      73.62     9.95      88.96
6.51 - 7.00%                   24    15,016,422     25.00      6.769        718    625,684     74.19      78.38     5.15      89.18
7.01 - 7.50%                    5     3,264,593      5.43      7.243        732    652,919     75.65      75.65     8.74      37.81
7.51 - 8.00%                    1       606,340      1.01      7.750        734    606,340     80.00     100.00     0.00     100.00
8.01 - 8.50%                    1       420,000      0.70      8.375        622    420,000     80.00      80.00     0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================

                                                        Distribution by FICO

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
FICO                        Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 - 799                       5    $3,924,245      6.53%     6.642%       788   $784,849     70.11%     71.44%    0.00%     47.60%
760 - 779                      11     7,027,161     11.70      6.030        768    638,833     69.61      71.23    29.49      86.13
740 - 759                      12     7,885,992     13.13      6.359        749    657,166     71.83      72.78    13.87      87.30
720 - 739                      19    11,991,936     19.96      6.282        729    631,155     71.23      77.46    16.71      95.07
700 - 719                      17    12,336,943     20.54      6.509        711    725,703     71.44      74.83    19.30      90.46
680 - 699                       9     5,871,059      9.77      6.656        691    652,340     77.25      81.86     0.00      92.85
660 - 679                       5     3,768,028      6.27      6.270        671    753,606     64.70      65.58     0.00     100.00
640 - 659                       5     3,285,999      5.47      6.104        655    657,200     69.81      70.07    36.52     100.00
620 - 639                       3     1,052,000      1.75      7.064        621    350,667     80.00      87.68    33.46     100.00
600 - 619                       8     2,442,020      4.07      6.181        613    305,253     77.69      85.98    92.87     100.00
580 - 599                       2       324,733      0.54      5.936        582    162,367     73.59      73.59   100.00     100.00
NA                              1       161,000      0.27      6.250          0    161,000     73.67      73.67   100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================


                                                    Distribution by Original LTV

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Original LTV                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00%                  4    $2,402,800      4.00%     5.935%       748   $600,700     45.13%     45.04%    2.20%     72.95%
50.01 - 60.00%                  8     6,828,642     11.37      6.140        706    853,580     57.05      57.04     7.68      91.35
60.01 - 70.00%                 19    15,016,015     25.00      6.382        725    790,317     66.71      67.85     8.23      86.36
70.01 - 80.00%                 65    35,649,573     59.35      6.437        715    548,455     78.23      83.37    28.17      91.78
80.01 - 85.00%                  1       174,086      0.29      5.375        604    174,086     81.55      81.55     0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================


                                                    Distribution by Document Type


                                                      Pct. Of  Weighted   Weighted            Weighted   Weighted
                               Number                 Pool By      Avg.       Avg.      Avg.      Avg.       Avg.    Pct.      Pct.
                                   Of     Principal  Principal    Gross    Current  Principal Original   Combined    Full     Owner
Document Type                   Loans       Balance   Balance    Coupon       FICO   Balance       LTV        LTV     Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full/Alt                           24   $11,856,385     19.74%     5.944%     698  $494,016     75.21%     78.48%  100.00%   95.94%
NINA/No Doc/No Ratio               20    13,523,518     22.51      6.401      716   676,176     64.10      66.72     0.00    95.19
Stated Income Stated Assets        10     6,592,620     10.97      6.357      725   659,262     65.60      70.59     0.00    76.25
Stated Income Verified Assets      43    28,098,593     46.78      6.530      724   653,456     75.15      78.46     0.00    87.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                             97   $60,071,116    100.00%     6.366%     717  $619,290     71.63%     74.96%   19.74%   89.65%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------

                                                    Distribution by Loan Purpose

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Loan Purpose                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance              42   $28,559,219     47.54%     6.360%       710   $679,981     68.03%     68.77%   20.69%     88.95%
Purchase                       47    27,527,311     45.82      6.395        725    585,687     75.31      81.81    17.49      88.87
Rate/Term Refinance             8     3,984,586      6.63      6.214        719    498,073     71.95      71.97    28.42     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================

                                                  Distribution by Occupancy Status

                                                  Pct. Of  Weighted   Weighted              Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Occupancy Status            Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner                       8    $4,813,663      8.01%     6.560%       738   $601,708     64.80%     64.72%   10.00%      0.00%
Owner Occupied                 88    53,851,203     89.65      6.326        714    611,945     72.15      75.87    21.12     100.00
Second Home                     1     1,406,250      2.34      7.250        790  1,406,250     75.00      75.00     0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================

                                                   Distribution by Property Type

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Property Type               Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                      3    $2,193,000      3.65%     6.366%       772   $731,000     62.46%     64.95%    0.00%     25.90%
Condo                           6     2,927,556      4.87      6.272        700    487,926     70.96      79.82    44.36      79.81
PUD                            21    13,882,345     23.11      6.549        711    661,064     72.25      77.27    21.54      86.40
Single Family                  67    41,068,215     68.37      6.311        718    612,958     71.95      74.37    18.43      94.85
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================

                                                       Distribution by State

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
State                       Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern                  47   $31,037,793     51.67%     6.483%       722   $660,379     72.20%     75.70%   10.08%     88.07%
CA - Northern                  24    13,402,734     22.31      5.920        723    558,447     71.22      74.40    42.20      96.12
HI                              3     3,088,659      5.14      6.911        749  1,029,553     70.34      70.47     0.00      54.47
IL                              3     2,503,000      4.17      5.925        733    834,333     60.34      60.34     0.00     100.00
FL                              4     2,483,650      4.13      6.631        709    620,913     70.46      77.65     0.00      76.20
AZ                              3     2,451,278      4.08      6.255        680    817,093     69.79      71.12     0.00     100.00
CO                              1     1,350,000      2.25      6.375        710  1,350,000     75.00      75.00   100.00     100.00
NV                              2       676,750      1.13      6.433        615    338,375     80.00      86.48   100.00     100.00
IN                              1       606,340      1.01      7.750        734    606,340     80.00     100.00     0.00     100.00
CT                              2       565,343      0.94      6.939        617    282,672     71.98      76.94    50.47     100.00
Other                           7     1,905,570      3.17      6.459        642    272,224     77.80      82.14    39.86     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


                                                      Distribution by Zip Code


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Zip Code                    Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
91007                           1    $1,918,178      3.19%     6.250%       717  $1,918,178    60.00%     60.00%    0.00%    100.00%
93035                           2     1,800,000      3.00      6.375        724    900,000     64.25      70.56     0.00     100.00
60022                           2     1,504,000      2.50      5.875        707    752,000     57.46      57.46     0.00     100.00
92130                           1     1,500,000      2.50      7.000        703  1,500,000     69.77      70.00     0.00     100.00
96743                           1     1,406,250      2.34      7.250        790  1,406,250     75.00      75.00     0.00       0.00
92651                           1     1,400,000      2.33      6.750        743  1,400,000     70.00      70.00     0.00     100.00
80218                           1     1,350,000      2.25      6.375        710  1,350,000     75.00      75.00   100.00     100.00
93012                           2     1,172,644      1.95      6.529        739    586,322     77.95      89.74    41.03      58.97
93940                           2     1,050,000      1.75      6.186        755    525,000     67.47      67.37    50.48      50.48
Other                          84    46,970,044     78.19      6.328        714    559,167     72.68      76.40    20.22      91.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.367%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================


                                            Distribution by Remaining Months to Maturity


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
Remaining                  Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Months To                      Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Maturity                    Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                      97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================


                                                 Distribution by Amortization Type


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Amortization                   Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Type                        Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
7 Year ARM                     97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================


                                               Distribution by Prepayment Term Months

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Prepayment                     Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Term Months                 Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                              36   $18,952,754     31.55%     5.981%       715   $526,465     71.72%     77.96%   44.90%     95.25%
6                              11     6,213,250     10.34      6.638        709    564,841     76.73      77.46     0.00      91.11
12                              2       553,750      0.92      6.317        615    276,875     77.53      82.58    49.44     100.00
36                             41    30,383,276     50.58      6.530        721    741,056     70.41      72.86    10.11      86.37
60                              7     3,968,086      6.61      6.538        723    566,869     71.62      71.73     0.00      84.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================


                                                    Distribution by Periodic Cap

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Periodic Cap                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.49%                    5    $2,483,928      4.13%     6.703%       703   $496,786     77.59%     90.88%   19.37%     80.63%
2.00 - 2.49%                   92    57,587,188     95.87      6.352        718    625,948     71.37      74.27    19.75      90.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


                                                Distribution by Months to Rate Reset

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Months To                      Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Rate Reset                  Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
71 - 80                         6    $3,005,060      5.00%     5.888%       685   $500,843     68.68%     69.05%   60.93%     83.99%
81 - 90                        91    57,066,057     95.00      6.392        719    627,100     71.78      75.27    17.57      89.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================


                                               Distribution by Maximum Lifetime Rate


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Maximum                        Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Lifetime Rate               Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10.49% & Below                  2      $766,148      1.28%     5.375%       727   $383,074     74.39%     74.39%   77.28%    100.00%
10.50 - 10.99%                  7     3,193,839      5.32      5.846        655    456,263     68.96      75.57    52.91     100.00
11.00 - 11.49%                  8     4,301,178      7.16      5.884        728    537,647     70.26      73.44    35.98     100.00
11.50 - 11.99%                 16     9,388,152     15.63      5.907        709    586,760     69.17      74.41    40.02     100.00
12.00 - 12.49%                 28    19,518,387     32.49      6.276        721    697,085     69.13      72.51    19.41      86.86
12.50 - 12.99%                 28    16,848,753     28.05      6.688        726    601,741     75.29      77.70     2.86      90.36
13.00 - 13.49%                  8     6,054,659     10.08      7.220        716    756,832     75.30      76.92     0.00      66.47
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================


                                               Distribution by Minimum Lifetime Rate


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Minimum                        Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Lifetime Rate               Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%                   92   $57,711,377     96.07%     6.365%       717   $627,298     71.40%     74.61%   18.68%     90.06%
2.50 - 2.99%                    4     1,939,739      3.23      5.964        745    484,935     76.41      84.20    55.33      75.19
6.50 - 6.99%                    1       420,000      0.70      8.375        622    420,000     80.00      80.00     0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================


                                                       Distribution by Margin


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Margin                      Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%                   92   $57,711,377     96.07%     6.365%       717   $627,298     71.40%     74.61%   18.68%     90.06%
2.50 - 2.99%                    4     1,939,739      3.23      5.964        745    484,935     76.41      84.20    55.33      75.19
6.50 - 6.99%                    1       420,000      0.70      8.375        622    420,000     80.00      80.00     0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================


                                                Distribution by First Adjustment Cap



                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
First                      Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Adjustment                     Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Cap                         Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%                   26   $11,499,561     19.14%     6.281%       687   $442,291     73.03%     80.42%   36.34%     95.82%
5.51 - 6.00%                   71    48,571,556     80.86      6.387        724    684,106     71.29      73.67    15.81      88.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------

                                               Distribution by Periodic Lifetime Cap


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Periodic                       Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Lifetime Cap                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%                   23   $10,151,883     16.90%     6.289%       680   $441,386     72.34%     79.22%   36.42%    100.00%
5.51 - 6.00%                   74    49,919,234     83.10      6.382        725    674,584     71.48      74.09    16.34      87.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================


                                                Distribution by Interest Only Loans


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Interest                       Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Only Loans                  Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                              12    $8,010,737     13.34%     6.228%       719   $667,561     66.90%     68.87%   23.59%    100.00%
Y                              85    52,060,379     86.66      6.388        717    612,475     72.35      75.90    19.14      88.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================


                                                 Distribution by Interest Only Term


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Interest                       Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Only Term                   Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                              12    $8,010,737     13.34%     6.228%       719   $667,561     66.90%     68.87%   23.59%    100.00%
60                              1       420,000      0.70      8.375        622    420,000     80.00      80.00     0.00     100.00
84                             16     7,022,410     11.69      6.107        680    438,901     71.81      76.79    48.03      93.15
120                            68    44,617,969     74.28      6.413        724    656,147     72.37      75.72    14.78      87.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                         97   $60,071,116    100.00%     6.366%       717   $619,290     71.63%     74.96%   19.74%     89.65%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------



                          Group III Mortgage Loans(1)

Scheduled Principal Balance:                                       $424,647,378
Number of Mortgage Loans:                                                 1,689
Average Scheduled Principal Balance:                                   $251,419
Interest Only Loans:                                                     92.32%
Weighted Average Gross Coupon:                                            6.42%
Weighted Average Net Coupon(2):                                           6.17%
Non Zero Weighted Average FICO Score:                                       714
Weighted Average Original LTV Ratio:                                     74.64%
Weighted Average Combined Original LTV Ratio:                            82.79%
Weighted Average Stated Remaining Term (months):                            359
Weighted Average Seasoning (months):                                          1
Weighted Average Months to Roll:                                            119
Weighted Average Gross Margin:                                            2.26%
Weighted Average Initial Rate Cap:                                        5.06%
Weighted Average Periodic Rate Cap:                                       1.99%
Weighted Average Gross Maximum Lifetime Rate:                            11.49%
% of Mortgage Loans with Silent Seconds:                                 50.59%
Weighted Average Non-Zero DTI:                                           38.02%
% of Loans with MI:                                                       4.03%

(3) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(4) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.



                                              Distribution by Current Principal Balance

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Current Principal Balance   Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below                 6      $267,868      0.06%     6.533%       685    $44,645     50.39%     50.39%   46.54%     70.17%
$50,001 - $75,000              15       955,525      0.23      6.607        728     63,702     55.87      63.15    46.22      59.91
$75,001 - $100,000             71     6,468,844      1.52      6.480        720     91,110     72.31      81.10    39.75      61.78
$100,001 - $125,000           132    14,963,980      3.52      6.577        716    113,363     75.88      83.69    39.17      47.65
$125,001 - $150,000           148    20,441,115      4.81      6.479        712    138,116     75.88      86.31    37.71      70.41
$150,001 - $200,000           289    50,647,688     11.93      6.459        711    175,252     76.45      85.13    43.35      68.77
$200,001 - $250,000           222    50,285,904     11.84      6.491        716    226,513     74.21      82.68    30.08      79.65
$250,001 - $300,000           216    59,521,348     14.02      6.435        711    275,562     73.88      83.03    32.20      82.78
$300,001 - $350,000           190    61,753,641     14.54      6.423        715    325,019     76.01      84.59    23.70      87.47
$350,001 - $400,000           305   115,812,660     27.27      6.311        714    379,714     74.20      81.85    27.18      84.27
$400,001 - $450,000            60    24,734,083      5.82      6.440        713    412,235     74.48      81.73    11.52      76.34
$450,001 - $500,000            18     8,655,080      2.04      6.562        721    480,838     71.34      74.01    33.28      39.29
$500,001 - $550,000             6     3,148,542      0.74      6.525        724    524,757     73.81      79.43     0.00      49.36
$550,001 - $600,000             5     2,877,500      0.68      6.333        741    575,500     73.09      76.22    20.85      40.05
$600,001 - $650,000             2     1,269,600      0.30      6.567        779    634,800     61.41      61.41    51.20      48.80
$650,001 - $700,000             2     1,338,000      0.32      6.436        703    669,000     79.65      89.39     0.00      48.73
$700,001 - $750,000             1       715,000      0.17      6.625        756    715,000     55.00      55.00   100.00       0.00
$750,001 - $800,000             1       791,000      0.19      6.750        717    791,000     73.58      73.58     0.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


                                                    Distribution by Current Rate

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Current Rate                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%                    3      $933,600      0.22%     5.000%       709   $311,200     75.06%     79.17%    0.00%    100.00%
5.01 - 5.50%                   32     9,593,484      2.26      5.402        727    299,796     72.69      80.49    35.74      85.87
5.51 - 6.00%                  304    80,991,082     19.07      5.894        721    266,418     71.93      78.23    43.95      85.13
6.01 - 6.50%                  701   174,816,110     41.17      6.326        716    249,381     73.71      81.71    34.36      79.81
6.51 - 7.00%                  510   127,690,315     30.07      6.777        709    250,373     76.99      86.45    19.10      74.35
7.01 - 7.50%                  135    30,106,931      7.09      7.232        707    223,014     77.69      86.50     9.90      52.17
7.51 - 8.00%                    4       515,856      0.12      7.824        671    128,964     90.00      90.00    60.24       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================


                                                        Distribution by FICO

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
FICO                        Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
800 - 819                      36    $8,441,159      1.99%     6.232%       805   $234,477     66.54%     72.17%   37.46%     58.27%
780 - 799                     124    29,823,538      7.02      6.323        788    240,512     71.32      79.17    24.26      68.39
760 - 779                     155    40,969,209      9.65      6.364        769    264,317     75.37      82.02    25.57      64.26
740 - 759                     200    49,823,414     11.73      6.425        749    249,117     73.65      82.98    20.36      73.34
720 - 739                     231    61,415,927     14.46      6.367        729    265,870     75.46      84.57    20.28      77.82
700 - 719                     277    68,921,265     16.23      6.406        710    248,813     74.67      83.24    24.26      77.76
680 - 699                     245    61,564,897     14.50      6.494        690    251,285     76.20      84.09    32.47      79.68
660 - 679                     196    49,139,461     11.57      6.516        670    250,712     77.02      86.96    37.96      83.22
640 - 659                     140    34,123,127      8.04      6.433        650    243,737     72.65      78.97    47.00      88.81
620 - 639                      76    17,893,280      4.21      6.501        631    235,438     73.37      78.30    56.37      91.41
600 - 619                       8     2,374,800      0.56      6.458        610    296,850     79.32      85.36    69.61      89.71
NA                              1       157,300      0.04      6.750          0    157,300     70.54      70.54   100.00       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================


                                                    Distribution by Original LTV

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Original LTV                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
30.00% & Below                 25    $4,277,489      1.01%     6.176%       737   $171,100     20.34%     20.34%   17.95%     64.63%
30.01 - 40.00%                 35     7,613,239      1.79      6.331        723    217,521     35.17      41.80    25.01      84.82
40.01 - 50.00%                 44    11,202,880      2.64      6.184        725    254,611     45.71      47.45     7.11      84.72
50.01 - 60.00%                 76    21,235,080      5.00      6.307        724    279,409     55.98      56.25    26.17      57.19
60.01 - 70.00%                175    50,039,195     11.78      6.313        713    285,938     66.00      67.44    19.99      75.99
70.01 - 80.00%              1,258   313,168,104     73.75      6.453        713    248,941     79.13      89.71    32.04      78.64
80.01 - 85.00%                  6     1,330,273      0.31      6.190        662    221,712     82.79      82.83   100.00      89.64
85.01 - 90.00%                 47     9,871,794      2.32      6.646        711    210,038     89.50      89.50    33.70      64.73
90.01 - 95.00%                 23     5,909,324      1.39      6.478        711    256,927     94.88      94.88    46.54      94.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


                                                    Distribution by Document Type


                                                      Pct. Of  Weighted   Weighted            Weighted   Weighted
                               Number                 Pool By      Avg.       Avg.      Avg.      Avg.       Avg.    Pct.      Pct.
                                   Of     Principal  Principal    Gross    Current  Principal Original   Combined    Full     Owner
Document Type                   Loans       Balance   Balance    Coupon       FICO   Balance       LTV        LTV     Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full/Alt                          552  $126,769,888     29.85%     6.291%     702  $229,656     76.53%     85.01%  100.00%    78.74%
NINA/No Doc/No Ratio               55    15,463,278      3.64      6.506      720   281,151     69.25      71.18     0.00     91.97
Stated Income Stated Assets       340    92,214,574     21.72      6.409      712   271,219     65.78      68.23     0.00     81.08
Stated Income Verified Assets     742   190,199,638     44.79      6.508      723   256,334     78.10      89.32     0.00     73.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                          1,689  $424,647,378    100.00%     6.421%     714  $251,419     74.64%     82.79%   29.85%    77.31%
====================================================================================================================================

                                                    Distribution by Loan Purpose

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Loan Purpose                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance             441  $118,714,597     27.96%     6.362%       704   $269,194     66.61%     68.26%   38.04%     83.79%
Purchase                    1,082   264,158,567     62.21      6.468        720    244,139     78.66      90.17    26.26      73.83
Rate/Term Refinance           166    41,774,214      9.84      6.298        709    251,652     72.02      77.42    29.31      80.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================


                                                  Distribution by Occupancy Status

                                                  Pct. Of  Weighted   Weighted              Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Occupancy Status            Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner                     246   $56,107,767     13.21%     6.691%       724   $228,080     72.21%     75.02%   34.54%      0.00%
Owner Occupied              1,261   328,297,478     77.31      6.379        710    260,347     74.92      84.38    30.41     100.00
Second Home                   182    40,242,133      9.48      6.393        734    221,111     75.74      80.63    18.80       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================


                                                   Distribution by Property Type

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Property Type               Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                     96   $35,296,551      8.31%     6.633%       725   $367,672     73.82%     80.75%   24.51%     53.24%
Condo                         384    88,535,031     20.85      6.447        721    230,560     76.44      86.03    23.24      70.42
Co-op                           1       184,500      0.04      6.375        705    184,500     90.00      90.00     0.00     100.00
PUD                           382    95,424,140     22.47      6.380        714    249,801     76.65      85.64    39.23      77.39
Single Family                 826   205,207,156     48.32      6.393        709    248,435     73.05      80.40    29.30      84.36
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


                                                       Distribution by State

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
State                       Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern                 517  $166,291,520     39.16%     6.422%       714   $321,647     73.39%     82.00%   19.06%     81.28%
FL                            280    53,279,392     12.55      6.570        713    190,284     78.39      86.58    29.20      66.61
CA - Northern                 132    41,450,007      9.76      6.300        720    314,015     67.42      72.23    28.89      74.95
AZ                             81    17,634,929      4.15      6.504        702    217,715     76.82      81.29    52.50      64.27
NV                             76    17,527,570      4.13      6.504        721    230,626     77.54      86.13    26.92      67.20
WA                             57    12,531,616      2.95      6.378        713    219,853     76.52      85.63    47.38      78.72
CO                             41     9,767,480      2.30      6.212        721    238,231     76.94      86.25    39.99      91.68
VA                             32     9,481,926      2.23      6.372        702    296,310     78.00      85.91    55.80      89.17
HI                             22     8,441,241      1.99      6.486        721    383,693     66.77      69.03     2.32      43.91
NJ                             30     7,742,337      1.82      6.702        714    258,078     75.70      88.65    12.66      88.38
Other                         421    80,499,359     18.96      6.352        714    191,210     77.10      86.61    46.28      81.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================


                                                      Distribution by Zip Code


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Zip Code                    Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
92677                           9    $3,287,696      0.77%     6.384%       714   $365,300     78.04%     90.10%   33.84%     66.34%
91331                           9     2,919,352      0.69      6.343        708    324,372     78.26      89.58     0.00     100.00
91915                           8     2,862,343      0.67      6.186        721    357,793     77.16      90.34    41.22      89.08
93033                           6     2,380,500      0.56      6.472        696    396,750     64.65      64.65     0.00      85.21
92203                           7     2,162,975      0.51      6.389        696    308,996     80.00      91.66    31.63     100.00
93030                           5     2,110,700      0.50      6.411        734    422,140     70.38      75.66     0.00      67.50
92610                           7     2,098,570      0.49      6.598        713    299,796     80.00      99.43     0.00     100.00
92562                           6     2,054,895      0.48      6.023        699    342,482     73.65      81.64     0.00      85.58
92584                           6     2,023,556      0.48      6.496        726    337,259     76.09      86.63    30.84      83.51
90280                           5     1,824,000      0.43      6.444        753    364,800     80.00      98.62     0.00     100.00
Other                       1,621   400,922,791     94.41      6.424        714    247,331     74.56      82.55    30.72      76.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================


                                            Distribution by Remaining Months to Maturity


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
Remaining                  Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Months To                      Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Maturity                    Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                   1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================

                                                 Distribution by Amortization Type


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Amortization                   Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Type                        Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 Year ARM                 1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


                                               Distribution by Prepayment Term Months

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Prepayment                     Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Term Months                 Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                             714  $172,478,575     40.62%     6.393%       714   $241,567     74.41%     82.97%   33.22%     78.23%
6                              21     7,588,733      1.79      6.647        701    361,368     71.81      77.14     1.95      82.11
12                            487   141,043,390     33.21      6.395        715    289,617     74.49      82.85    25.93      80.86
24                              1       363,750      0.09      6.250        649    363,750     73.48      73.48   100.00     100.00
36                            233    56,794,684     13.37      6.475        716    243,754     74.16      81.51    25.38      72.45
60                            233    46,378,246     10.92      6.504        711    199,048     76.98      84.50    38.76      68.10
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================


                                                    Distribution by Periodic Cap

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Periodic Cap                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.49%                   11    $2,999,548      0.71%     6.494%       714   $272,686     81.94%     88.26%   31.51%    100.00%
2.00 - 2.49%                1,678   421,647,830     99.29      6.421        714    251,280     74.59      82.75    29.84      77.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================


                                                Distribution by Months to Rate Reset

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Months To                      Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Rate Reset                  Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
111 - 120                   1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================

\
                                               Distribution by Maximum Lifetime Rate


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Maximum                        Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Lifetime Rate               Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10.49% & Below                 20    $5,543,573      1.31%     5.247%       710   $277,179     78.42%     88.06%   31.10%     92.93%
10.50 - 10.99%                195    53,720,398     12.65      5.806        719    275,489     72.06      78.24    46.51      86.25
11.00 - 11.49%                593   150,192,062     35.37      6.214        719    253,275     73.36      81.04    36.06      81.11
11.50 - 11.99%                605   144,235,243     33.97      6.660        709    238,405     76.08      85.32    25.79      76.14
12.00 - 12.49%                215    52,138,019     12.28      6.983        711    242,502     75.88      84.72    12.45      57.79
12.50 - 12.99%                 52    16,480,470      3.88      6.743        706    316,932     76.06      83.33    10.81      83.93
13.00 - 13.49%                  9     2,337,614      0.55      7.119        719    259,735     80.17      84.18    18.11      51.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


                                               Distribution by Minimum Lifetime Rate


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Minimum                        Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Lifetime Rate               Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%                1,647  $415,063,135     97.74%     6.416%       714   $252,012     74.48%     82.74%   29.54%     77.13%
2.50 - 2.99%                   34     8,296,987      1.95      6.541        702    244,029     80.02      83.77    42.30      90.18
3.00 - 3.49%                    7     1,172,906      0.28      7.371        696    167,558     91.99      91.99    46.02      46.66
6.50 - 6.99%                    1       114,350      0.03      6.750        629    114,350     79.99     100.00   100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================


                                                       Distribution by Margin


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Margin                      Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2.00 - 2.49%                1,648  $415,177,485     97.77%     6.416%       714   $251,928     74.48%     82.74%   29.56%     77.14%
2.50 - 2.99%                   34     8,296,987      1.95      6.541        702    244,029     80.02      83.77    42.30      90.18
3.00 - 3.49%                    7     1,172,906      0.28      7.371        696    167,558     91.99      91.99    46.02      46.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================


                                                Distribution by First Adjustment Cap



                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
First                      Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Adjustment                     Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Cap                         Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%                1,603  $397,130,295     93.52%     6.416%       714   $247,742     74.88%     83.14%   31.07%     77.58%
5.51 - 6.00%                   86    27,517,082      6.48      6.494        719    319,966     71.19      77.65    12.30      73.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================


                                               Distribution by Periodic Lifetime Cap


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Periodic                       Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Lifetime Cap                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%                1,593  $394,189,500     92.83%     6.416%       714   $247,451     74.82%     83.11%   31.08%     77.41%
5.51 - 6.00%                   96    30,457,877      7.17      6.493        719    317,270     72.23      78.65    14.02      76.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================


                                                Distribution by Interest Only Loans


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Interest                       Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Only Loans                  Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                             143   $32,597,805      7.68%     6.347%       712   $227,957     72.40%     77.32%   34.91%     67.34%
Y                           1,546   392,049,573     92.32      6.428        714    253,590     74.82      83.24    29.43      78.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------

                                                 Distribution by Interest Only Term


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Interest                       Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Only Term                   Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                             143   $32,597,805      7.68%     6.347%       712   $227,957     72.40%     77.32%   34.91%     67.34%
120                         1,546   392,049,573     92.32      6.428        714    253,590     74.82      83.24    29.43      78.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                      1,689  $424,647,378    100.00%     6.421%       714   $251,419     74.64%     82.79%   29.85%     77.31%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------



                          Group IV Mortgage Loans(1)

Scheduled Principal Balance:                                       $116,943,333
Number of Mortgage Loans:                                                   177
Average Scheduled Principal Balance:                                   $660,697
Interest Only Loans:                                                     91.08%
Weighted Average Gross Coupon:                                            6.45%
Weighted Average Net Coupon(2):                                           6.20%
Non Zero Weighted Average FICO Score:                                       735
Weighted Average Original LTV Ratio:                                     69.10%
Weighted Average Combined Original LTV Ratio:                            73.08%
Weighted Average Stated Remaining Term (months):                            359
Weighted Average Seasoning (months):                                          1
Weighted Average Months to Roll:                                            119
Weighted Average Gross Margin:                                            2.28%
Weighted Average Initial Rate Cap:                                        5.76%
Weighted Average Periodic Rate Cap:                                       1.92%
Weighted Average Gross Maximum Lifetime Rate:                            12.25%
% of Mortgage Loans with Silent Seconds:                                 23.95%
Weighted Average Non-Zero DTI:                                           36.54%
% of Loans with MI:                                                       0.00%

(3) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(4) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.

                                              Distribution by Current Principal Balance


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Current Principal Balance   Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
$400,001 - $450,000            22    $9,602,608      8.21%     6.425%       720   $436,482     75.35%     80.09%   18.49%     90.90%
$450,001 - $500,000            40    19,123,324     16.35      6.385        731    478,083     72.25      78.43    17.38      92.51
$500,001 - $550,000            18     9,450,743      8.08      6.392        749    525,041     74.79      84.00    28.06     100.00
$550,001 - $600,000            22    12,774,755     10.92      6.450        736    580,671     75.35      83.04    31.88      81.64
$600,001 - $650,000            20    12,566,045     10.75      6.427        733    628,302     70.48      73.84    20.33      90.19
$650,001 - $700,000             9     6,154,455      5.26      6.225        745    683,828     66.01      66.07    21.81      77.27
$700,001 - $750,000             8     5,945,303      5.08      6.472        754    743,163     66.09      68.93     0.00     100.00
$750,001 - $800,000             6     4,693,465      4.01      6.082        739    782,244     61.30      68.26    33.24      83.18
$800,001 - $850,000             2     1,637,500      1.40      6.374        754    818,750     54.72      54.72     0.00     100.00
$850,001 - $900,000             6     5,269,600      4.51      6.662        732    878,267     74.97      74.98    17.08      83.35
$900,001 - $950,000             5     4,565,971      3.90      6.451        723    913,194     69.98      69.98     0.00      40.52
$950,001 - $1,000,000          12    11,918,199     10.19      6.655        715    993,183     64.15      66.14    16.58      75.04
$1,000,001 - $1,500,000         2     2,656,000      2.27      5.962        778  1,328,000     68.70      68.70    43.52     100.00
$1,500,001 & Above              5    10,585,364      9.05      6.738        739  2,117,073     54.97      55.01    14.33     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------



                                                    Distribution by Current Rate

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Current Rate                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.01 - 5.50%                    6    $3,419,718      2.92%     5.390%       755   $569,953     62.72%     65.71%   77.10%    100.00%
5.51 - 6.00%                   27    18,121,691     15.50      5.875        755    671,174     73.79      76.76    45.87      83.73
6.01 - 6.50%                   80    48,903,387     41.82      6.327        737    611,292     66.40      71.15    18.53      92.01
6.51 - 7.00%                   53    37,595,638     32.15      6.752        731    709,352     69.99      74.17     7.50      88.64
7.01 - 7.50%                    8     6,062,300      5.18      7.284        696    757,788     71.52      73.50     0.00      58.49
7.51 - 8.00%                    3     2,840,600      2.43      7.706        685    946,867     76.29      76.29     0.00      64.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================


                                                        Distribution by FICO

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
FICO                        Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
800 - 819                       9    $5,583,800      4.77%     6.220%       805   $620,422     64.68%     69.05%   30.78%     89.81%
780 - 799                      18    12,314,349     10.53      6.224        786    684,130     62.30      67.09    32.40      85.67
760 - 779                      35    24,774,668     21.19      6.288        769    707,848     65.57      70.56    23.82      82.57
740 - 759                      23    16,186,423     13.84      6.463        751    703,758     71.46      75.74    18.86      90.91
720 - 739                      27    15,972,195     13.66      6.445        731    591,563     73.86      78.43    13.61      87.93
700 - 719                      23    14,536,619     12.43      6.608        709    632,027     72.75      76.87    16.68      71.84
680 - 699                      18    11,448,452      9.79      6.458        688    636,025     68.01      70.90    14.00     100.00
660 - 679                      16    11,517,200      9.85      6.877        669    719,825     72.02      72.95    13.09      95.71
640 - 659                       6     3,547,428      3.03      6.605        652    591,238     68.44      70.29     0.00     100.00
620 - 639                       2     1,062,200      0.91      6.446        633    531,100     77.85      83.53    43.07     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================


                                                    Distribution by Original LTV

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Original LTV                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
30.00% & Below                  2    $1,420,000      1.21%     6.125%       796   $710,000     19.43%     20.79%    0.00%     50.70%
30.01 - 40.00%                  5     6,519,618      5.58      6.472        757  1,303,924     33.16      35.14     8.43     100.00
40.01 - 50.00%                  6     3,772,700      3.23      6.259        760    628,783     44.89      50.66    20.81     100.00
50.01 - 60.00%                 14    11,429,077      9.77      6.296        721    816,363     58.35      59.63     9.19      94.62
60.01 - 70.00%                 35    24,460,784     20.92      6.440        737    698,880     64.82      65.13     4.84      70.06
70.01 - 80.00%                115    69,341,155     59.29      6.492        732    602,967     78.09      83.95    27.78      91.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================


                                                    Distribution by Document Type


                                                      Pct. Of  Weighted   Weighted            Weighted   Weighted
                               Number                 Pool By      Avg.       Avg.      Avg.      Avg.       Avg.    Pct.      Pct.
                                   Of     Principal  Principal    Gross    Current  Principal Original   Combined    Full     Owner
Document Type                   Loans       Balance   Balance    Coupon       FICO   Balance       LTV        LTV     Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full/Alt                           36   $22,829,480     19.52%     6.072%     748  $634,152     73.84%     77.28%  100.00%    89.11%
NINA/No Doc/No Ratio               38    26,038,685     22.27      6.463      727   685,229     63.65      66.49     0.00     93.85
Stated Income Stated Assets        12     6,741,901      5.77      6.412      725   561,825     71.49      75.16     0.00     90.88
Stated Income Verified Assets      91    61,333,268     52.45      6.587      734   673,992     69.38      74.08     0.00     83.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                            177  $116,943,333    100.00%     6.449%     735  $660,697     69.10%     73.08%   19.52%    87.48%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------



                                                    Distribution by Loan Purpose

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Loan Purpose                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance              62   $41,850,795     35.79%     6.509%       720   $675,013     65.80%     66.64%   15.38%     88.22%
Purchase                       96    59,324,920     50.73      6.400        741    617,968     75.23      82.09    23.97      87.18
Rate/Term Refinance            19    15,767,618     13.48      6.475        750    829,875     54.77      56.24    13.79      86.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================

                                                  Distribution by Occupancy Status

                                                  Pct. Of  Weighted   Weighted              Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Occupancy Status            Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner                      16   $11,203,018      9.58%     6.570%       752   $700,189     66.51%     68.55%   18.02%      0.00%
Owner Occupied                156   102,302,494     87.48      6.428        733    655,785     69.36      73.57    19.89     100.00
Second Home                     5     3,437,821      2.94      6.670        725    687,564     69.55      73.04    13.60       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================

                                                   Distribution by Property Type

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Property Type               Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                      4    $3,223,418      2.76%     6.474%       765   $805,855     68.80%     78.30%   31.02%     44.49%
Condo                          14     8,669,752      7.41      6.367        756    619,268     74.31      78.93    36.84      87.47
PUD                            32    20,144,584     17.23      6.488        721    629,518     72.43      77.86    21.69      82.17
Single Family                 127    84,905,580     72.60      6.447        735    668,548     67.78      71.14    16.80      90.37
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================

                                                       Distribution by State

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
State                       Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Northern                  83   $52,071,545     44.53%     6.245%       750   $627,368     69.12%     74.26%   25.82%     86.58%
CA - Southern                  63    42,277,003     36.15      6.618        721    671,064     69.83      73.36     8.13      91.15
VA                              5     5,603,568      4.79      6.678        759  1,120,714     49.90      54.51     9.64     100.00
FL                              7     5,217,100      4.46      6.669        710    745,300     75.43      75.43     8.96      73.76
IL                              4     2,467,000      2.11      6.389        705    616,750     66.88      68.10    48.64     100.00
NY                              3     1,876,000      1.60      6.281        723    625,333     69.66      69.66    46.70     100.00
AZ                              3     1,690,550      1.45      6.556        734    563,517     77.32      77.32    73.17      66.35
MD                              2     1,049,807      0.90      6.216        732    524,904     80.00      80.00    58.61     100.00
HI                              1     1,000,000      0.86      7.625        718  1,000,000     74.35      74.35     0.00       0.00
UT                              1       975,000      0.83      7.000        703    975,000     65.00      65.00     0.00       0.00
Other                           5     2,715,760      2.32      6.400        712    543,152     76.56      83.60    37.19     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================

--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


                                                      Distribution by Zip Code


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Zip Code                    Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
20117                           1    $3,500,000      2.99%     6.875%       765  $3,500,000    31.82%     31.82%    0.00%    100.00%
94941                           4     3,150,518      2.69      6.125        773    787,630     58.43      65.17    24.92      24.92
94920                           2     2,007,000      1.72      6.125        784  1,003,500     63.27      63.27    25.26     100.00
60091                           3     2,000,000      1.71      6.275        692    666,667     66.17      67.67    60.00     100.00
91302                           1     2,000,000      1.71      7.125        671  2,000,000     58.82      58.82     0.00     100.00
94118                           2     1,939,000      1.66      5.599        757    969,500     71.92      71.92    59.62     100.00
91208                           2     1,913,250      1.64      6.321        697    956,625     69.04      69.18     0.00      52.27
90275                           2     1,875,000      1.60      7.210        663    937,500     74.97      75.00     0.00     100.00
91356                           1     1,818,471      1.56      6.875        759  1,818,471     64.95      65.00     0.00     100.00
92657                           1     1,750,000      1.50      6.625        744  1,750,000     64.82      65.00     0.00     100.00
Other                         158    94,990,094     81.23      6.434        735    601,203     71.21      75.85    20.19      88.04
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================


                                            Distribution by Remaining Months to Maturity


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
Remaining                  Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Months To                      Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Maturity                    Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                     177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================


                                                 Distribution by Amortization Type


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Amortization                   Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Type                        Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10 Year ARM                   177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================

                                               Distribution by Prepayment Term Months

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Prepayment                     Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Term Months                 Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                              95   $61,906,236     52.94%     6.242%       748   $651,645     66.67%     72.31%   31.59%     91.31%
6                              46    31,779,369     27.18      6.805        722    690,856     73.37      76.22     5.57      85.84
12                              3     2,261,327      1.93      6.114        760    753,776     63.49      63.49     0.00      30.30
36                             31    19,644,699     16.80      6.577        713    633,700     70.19      71.50     7.65      86.93
60                              2     1,351,703      1.16      6.285        714    675,852     73.15      73.15     0.00      54.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================


                                                    Distribution by Periodic Cap

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Periodic Cap                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00 - 1.49%                    7    $8,913,644      7.62%     6.354%       754  $1,273,378    50.29%     53.78%   29.99%    100.00%
2.00 - 2.49%                  170   108,029,690     92.38      6.457        733     635,469    70.65      74.67    18.66      86.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735    $660,697    69.10%     73.08%   19.52%     87.48%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


                                                Distribution by Months to Rate Reset

                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Months To                      Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Rate Reset                  Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
111 - 120                     177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================

                                               Distribution by Maximum Lifetime Rate


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Maximum                        Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Lifetime Rate               Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
10.50 - 10.99%                 10    $7,524,642      6.43%     5.745%       753   $752,464     79.84%     79.84%  100.00%    100.00%
11.00 - 11.49%                 18    12,074,668     10.33      6.017        753    670,815     56.14      60.01    55.25     100.00
11.50 - 11.99%                 14    10,805,696      9.24      6.278        755    771,835     57.84      61.97    11.11      87.30
12.00 - 12.49%                 53    31,625,597     27.04      6.251        744    596,709     67.39      71.87     9.71      84.15
12.50 - 12.99%                 69    44,534,831     38.08      6.655        725    645,432     74.10      79.05     9.80      91.55
13.00 - 13.49%                  6     5,300,500      4.53      7.114        698    883,417     66.82      66.80     0.00      56.60
13.50 - 13.99%                  7     5,077,400      4.34      7.615        689    725,343     77.03      79.40     0.00      56.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================

                                               Distribution by Minimum Lifetime Rate


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Minimum                        Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Lifetime Rate               Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.99% & Below                   2    $2,672,893      2.29%     5.821%       752  $1,336,447    80.00%     80.00%  100.00%    100.00%
2.00 - 2.49%                  164   106,922,640     91.43      6.484        732    651,967     69.38      73.46    15.32      86.31
2.50 - 2.99%                   10     6,347,801      5.43      6.078        773    634,780     61.13      65.68    59.49     100.00
3.00 - 3.49%                    1     1,000,000      0.86      6.750        712  1,000,000     60.61      60.61     0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================

                                                       Distribution by Margin


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
                               Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Margin                      Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.99% & Below                   2    $2,672,893      2.29%     5.821%       752  $1,336,447    80.00%     80.00%  100.00%    100.00%
2.00 - 2.49%                  164   106,922,640     91.43      6.484        732    651,967     69.38      73.46    15.32      86.31
2.50 - 2.99%                   10     6,347,801      5.43      6.078        773    634,780     61.13      65.68    59.49     100.00
3.00 - 3.49%                    1     1,000,000      0.86      6.750        712  1,000,000     60.61      60.61     0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2006-4  Preliminary Structural and Collateral Term Sheet  February 17, 2006
--------------------------------------------------------------------------------


                                                Distribution by First Adjustment Cap



                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
First                      Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Adjustment                     Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Cap                         Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.51 - 2.00%                    1      $975,000      0.83%     7.000%       703   $975,000     65.00%     65.00%    0.00%      0.00%
4.51 - 5.00%                   31    23,905,393     20.44      6.177        753    771,142     62.34      64.91    57.22     100.00
5.51 - 6.00%                  145    92,062,941     78.72      6.514        730    634,917     70.89      75.28     9.94      85.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================


                                               Distribution by Periodic Lifetime Cap


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Periodic                       Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Lifetime Cap                Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00%                   30   $23,434,592     20.04%     6.183%       753   $781,153     61.99%     64.31%   58.37%    100.00%
5.51 - 6.00%                  147    93,508,741     79.96      6.516        730    636,114     70.88      75.27     9.79      84.34
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================


                                                Distribution by Interest Only Loans


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Interest                       Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Only Loans                  Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
N                              17   $10,430,115      8.92%     6.227%       730   $613,536     67.34%     70.40%   15.19%     79.31%
Y                             160   106,513,218     91.08      6.471        735    665,708     69.27      73.34    19.95      88.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================


                                                 Distribution by Interest Only Term


                                                  Pct. Of   Weighted   Weighted             Weighted   Weighted
                           Number                 Pool By       Avg.       Avg.       Avg.      Avg.       Avg.     Pct.       Pct.
Interest                       Of     Principal  Principal     Gross    Current  Principal  Original   Combined     Full      Owner
Only Term                   Loans       Balance   Balance     Coupon       FICO    Balance       LTV        LTV      Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                              17   $10,430,115      8.92%     6.227%       730   $613,536     67.34%     70.40%   15.19%     79.31%
60                              1     3,500,000      2.99      6.875        765  3,500,000     31.82      31.82     0.00     100.00
120                           159   103,013,218     88.09      6.457        734    647,882     70.54      74.75    20.62      87.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                        177  $116,943,333    100.00%     6.449%       735   $660,697     69.10%     73.08%   19.52%     87.48%
====================================================================================================================================


--------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.